ZIEGLER STRATEGIC INCOME FUND
Investor Class (Nasdaq Symbol: ZLSCX)
Institutional Class (Nasdaq Symbol: ZLSIX)

a Series of Ziegler Capital Management Investment Trust

Supplement dated November 22, 2013 to the
Prospectus and Statement of Additional Information,
each dated January 31, 2013 as last amended and restated November 12, 2013

This Supplement to the Prospectus dated January 31, 2013, as amended to date, for the Ziegler Strategic Income Fund (the “Fund”), a series of Ziegler Capital Management Investment Trust (the “Trust”), updates the Prospectus to include the information described below.  For further information, please contact the Fund toll-free at 1-877-568-7633.  You may obtain additional copies of the Fund’s Prospectus, free of charge, by writing to the Fund at Post Office Box 1181, Milwaukee, Wisconsin 53201-1181, or by calling the Fund toll-free at the number above.

On October 16, 2013, Ziegler Lotsoff Capital Management, LLC (to be renamed Ziegler Capital Management, LLC, effective December 1, 2013, and referred to herein as the “Adviser”), the investment advisor to the Fund, and Stifel Financial Corp. (“Stifel”) announced that they had reached an agreement, subject to meeting certain closing conditions, whereby the Adviser would become a wholly owned subsidiary of Stifel (the “Transaction”).  The Transaction, once completed, will cause the current investment advisory agreement between the Fund and the Adviser to terminate as a result of the change in ownership and control of the Adviser.  There will be no change in the day-to-day management of the Fund’s investment portfolio as a result of the Transaction.

In light of the change of control of the Adviser that will occur pursuant to the Transaction, the Transaction will cause an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”).  This assignment will terminate the prior investment advisory agreement in accordance with its terms as required by Section 15 of the 1940 Act.  In anticipation of this assignment and termination, the Board of Trustees, including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on November 21, 2013 an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser that is expected to take effect on November 30, 2013.  Except for provisions required by Rule 15a-4 of the 1940 Act, the interim agreement contains the same terms and conditions as the prior investment advisory agreement.

In connection with the Transaction and the assignment of the advisory agreement, shareholders of the Fund will vote on the approval of a new investment advisory agreement for the Fund (there are no material differences between the new agreement and the prior agreement, nor are there any material differences in the Adviser’s obligations under the new agreement) and the election of trustees to the Board of Trustees at a special shareholder meeting expected to be held on January 17, 2014.  Proxy voting information and other important materials will be mailed to shareholders on or about December 24, 2013.

Shareholders are encouraged to review the meeting materials fully and promptly upon receipt and plan to vote either in person at the meeting or through the proxy procedures described in the materials.

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In addition to the matters discussed above, the Board has approved the following measures relating to the operation of the Trust, to be effective on the dates noted below:

Change of Trust Name – Effective January 1, 2014
Effective January 1, 2014, the Trust will change its name to Trust for Advised Portfolios (the “New Trust Name”).  This change is being made to reflect the new officers and Trust structure noted below, but will not affect the day to day operation of the Ziegler Strategic Income Fund.

Change of Service Providers – Effective on or about January 1, 2014
Effective on or about January 1, 2014, UMB Fund Services, Inc. will cease serving as administrator, fund accounting and transfer agent to the Trust.  At that time, U.S. Bancorp Fund Services LLC (“USBFS”) will begin serving the Trust and Fund in those roles.  Additionally, effective on our about January 20, 2014, the Trust will transfer custodian servicing from the current custodian, UMB Bank n.a., to U.S. Bank NA.  Although the exact dates upon which the transfer of each of administrator, fund accounting, transfer agent and custodian services (the “Conversion”) will be completed is not set, the Trust expects to have the Conversion finalized by late January, 2014.

Additionally, effective January 1, 2014, the Trust will engage the law firm of Bingham McCutchen LLP to serve as legal counsel to the Trust.

Resignation of Margaret M. Baer from the Board – Effective December 31, 2013
Effective December 30, 2013, Margaret M. Baer has announced that she will resign from the Board. Ms. Baer will retain her position at Ziegler Lotsoff Capital Management, LLC, the Fund’s investment adviser, and her role in the operation of the Fund with respect to her position at the Adviser will not change.  It is not expected that Ms. Baer’s resignation from the Board will impact the day-to-day operation of the Fund.

Appointment of New Trustee – Effective Immediately
Effective immediately, the Board has appointed Ian A. Martin to serve as trustee to the Trust.  The Board deemed Mr. Martin an “interested” trustee by virtue of the fact that he is an interested person of USBFS.

Mr. Martin, Executive Vice President, U.S. Bancorp Fund Services is a nationally recognized expert on mutual fund processing, shareholder servicing, efficiency, and quality control including ISO 9001:2008 Certification.  He has 21 years of industry experience, all within USBFS and its affiliates, and leads the USBFS Transfer Agent division, which services more than 175 different advisers and more than 4.5 million shareholders nationwide.  Mr. Martin plays in integral role in strengthening client relationships while also overseeing all critical processing partnerships including National Securities Clearing Corporation, DST, DST Output, Affiliated Computer Services, Sales Focus Solutions, and Broadridge Financial Solutions.  Prior to joining USBFS, Mr. Martin was vice president and group manager of Mutual Funds and Entitlement Services for U.S. Bank where he oversaw all aspects of mutual funds, asset file, pricing, income, proxies, and corporate actions.

Appointment of New Trust Officers – Effective January 1, 2014

As part of the Conversion, and in light of Ms. Baer’s resignation from and Mr. Martin’s appointment to the Board, effective January 1, 2014, the officers of the Trust will change as follows:

Current Officers		New Officers
Name	Title	Name	Title
Scott A. Roberts	President	Chris A. Kashmerick	President
Margaret M. Baer	Secretary & Treasurer	Russell B. Simon	Treasurer
Matthew S. MacLean	Chief Compliance Officer	Jeanine M. Bajczyk	Secretary
		Robert M. Slotky	Chief Compliance Officer

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Mr. Kashmerick, Vice President, USBFS, is responsible for the management of a select group of fund administration and compliance teams servicing open and closed-end mutual funds as well as variable annuity products for USBFS.  Mr. Kashmerick has served in this role since rejoining USBFS in 2011 and brings more than 14 years of mutual fund and investment management experience.  Prior to rejoining USBFS in 2011, Mr. Kashmerick held the position of Vice President of Fund Accounting, Fund Administration, Tax and Compliance with another mutual fund service provider.  Mr. Kashmerick received his Bachelor of Business Administration degree in Finance from the University of Wisconsin-Milwaukee.

Mr. Simon, Assistant Vice President, USBFS, manages a fund administration and compliance team servicing a select group of USBFS mutual fund clients.  His team prepares financial statements, regulatory filings and board materials, performs compliance testing for 1940 act, SEC, and IRS rules and restrictions, and participates in board meetings and annual fund audits. Mr. Simon has served in this role since 2011.  Prior to joining USBFS, he held various positions in fund administration and fund accounting at another mutual fund service provider, including manager of both the Control Group and Fund Accounting Departments.  Mr. Simon has 10 years of industry experience. Mr. Simon received his Bachelor of Science degree in Business Management and Finance, and his Master of Science degree in Accounting from Indiana University – Indianapolis.

Jeanine M. Bajczyk, Esq. is Senior Vice President and Senior Legal Compliance Officer of USBFS.  She manages the Legal Administration team.  Ms. Bajczyk provides legal counsel on the Investment Company Act of 1940 and related SEC regulatory matters, as well as securities law in general. Ms. Bajczyk joined USBFS in May 2006 with over nine years of experience in the mutual fund industry. Prior to joining USBFS, Ms. Bajczyk was Counsel at Wells Fargo Funds Management, LLC and Strong Financial Corporation.  Ms. Bajczyk obtained her Bachelor of Liberal Arts degree in political science and her Master of Business Administration degree with an emphasis in management and marketing from Marquette University. She received her Juris Doctor degree from Marquette University Law School.

Robert M. “Bud” Slotky, Vice President, USBFS, joined the Wadsworth Group in 1997 as a senior vice president, which was later acquired by USBFS. Mr. Slotky serves as chief compliance officer to our TPM Multiple Series Trusts and has 32 years of industry experience and 15 years of tenure at USBFS. Mr. Slotky began his career at Bradley University, where he taught accounting. Since then, he was a partner in a Chicago area CPA firm, served as vice president and chief financial officer of Calamos Asset Management and treasurer of their mutual fund group, and worked with Wanger Asset Management as chief financial officer and treasurer of the Acorn Investment Trust. Mr. Slotky has a Bachelor of Science degree and a Master of Science degree in accounting from Northern Illinois University. He is a member of the American Institute of Certified Public Accountants and the California Society of CPAs. Mr. Slotky also holds FINRA licenses 7, 24, 27, and 63. He is a member of the ICI Chief Compliance Officer Committee.

Questions regarding these changes may be directed to the Fund at 1-877-568-7633.

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Please retain this Supplement with the Prospectus and Statement of Additional Information.

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